EXHIBIT 10.10


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                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                 by and between

                    National Coal Corp., as Issuer and Seller

                                       and

                   CD Investment Partners, Ltd., as Purchaser

                            with respect to Seller's

                 Series A Cumulative Convertible Preferred Stock

                      and Warrant to Purchase Common Stock
                                 August 31, 2004

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                         TABLE OF EXHIBITS AND SCHEDULES

Exhibit A         Form of Articles of Amendment of the Articles of Incorporation

Exhibit B         Form of Common Stock Purchase Warrant

Exhibit C         Form of Investor Rights Agreement

Exhibit D         Form of Opinion of Seller's Counsel

Exhibit E         Form of Management Lock-Up Agreement

Exhibit F         Form of Subscription Notice

Exhibit G         Form of Transfer Notice

Schedule 1        Disclosure Schedules


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         PREFERRED STOCK AND WARRANT PURCHASE  AGREEMENT (the "AGREEMENT") dated as of August 31, 2004, by and between National Coal Corp., a Florida corporation (the "SELLER"), and CD Investment Partners, Ltd. the "Purchaser".

                                    RECITALS:

         WHEREAS, the Purchaser is willing to purchase from the Seller, and the Seller desires to sell to the Purchaser, 24 shares of its Series A Cumulative Convertible Preferred Stock, $15,000 liquidation preference per share, par value $0.0001 per share (the "PREFERRED STOCK") convertible into the Seller's common stock, $0.0001 par value (the "COMMON STOCK") and a Common Stock Purchase Warrant (the "WARRANT") entitling the holder thereof to purchase shares of Common Stock, in each case, as more fully set forth herein.

         NOW   THEREFORE,   in   consideration   of  the  mutual   promises  and
representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

         1.1      PURCHASE AND SALE.

         (a) On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2), the Seller will sell, and Purchaser will purchase, 24 shares of Preferred Stock at a price of $15,000 per share of Preferred Stock. In addition, the Seller will sell, and the Purchaser will purchase, at the Closing the Warrant to purchase 48,000 shares of Common Stock.

         (b) The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "CONVERSION SHARES" and the shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the "WARRANT SHARES".

         1.2 TERMS OF THE PREFERRED STOCK AND WARRANT. The terms and provisions of the Preferred Stock are set forth in the form of Articles of Amendment to the Articles of Incorporation providing for the designation, powers, rights and preferences of Series A Cumulative Convertible Preferred Stock, attached hereto as EXHIBIT A (the "ARTICLES OF AMENDMENT"). The terms and provisions of the Warrant are more fully set forth in the form of Common Stock Purchase Warrant, attached hereto as EXHIBIT B.

         1.3      TRANSFERS; LEGENDS.

         (a) (i) Except as required by federal securities laws and the securities law of any state or other jurisdictions, the Preferred Stock, Conversion Shares, Warrant and Warrant Shares (collectively, the "Securities") may be transferred, in whole or in part, by the Purchaser at any time. In the case of Preferred Stock, such transfer may be effected by delivering written transfer instructions to the Seller, and the Seller shall reflect such transfer on its books and records and reissue certificates evidencing the Preferred Stock upon surrender of certificates evidencing the Preferred Stock being transferred. Any such transfer shall be made by the Purchaser in accordance with applicable law. Any transferee shall agree to be bound by the terms of the


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Investor  Rights  Agreement  and  this  Agreement.   The  Seller  shall  reissue
certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 1.3(a).

                  (ii) In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller's counsel, to the effect that such transfer does not require registration under the Securities Act; PROVIDED, HOWEVER, that in the case of a transfer pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller's representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker's representation letter and Form 144. Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by the Purchaser to an Affiliate of the Purchaser, provided that the transferee certifies to the Seller that it is an "ACCREDITED INVESTOR" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act.

                  (iii) An "AFFILIATE" means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser. A "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

         (b) The certificates representing the Preferred Stock shall bear the following legend:

"THE SHARES REPRESENTED BY, OR ISSUABLE UPON CONVERSION OR EXERCISE OF SECURITIES EVIDENCED BY, THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED."

                     ARTICLE II - PURCHASE PRICE AND CLOSING

         2.1 PURCHASE PRICE. The aggregate purchase price (the "PURCHASE PRICE") to be paid by the Purchaser to the Seller to acquire the Preferred Stock and the Warrant at the Closing shall be $360,000. A portion of the Purchase Price shall be payable by the surrender and cancellation of the promissory note representing $350,000 of secured debt of the Seller (the "PROMISSORY NOTE").


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         2.2      THE  CLOSING.  The  closing of the  transactions  contemplated under this Agreement (the "CLOSING") will take place as promptly as practicable, but no later than five (5) business days following satisfaction or waiver of the conditions set forth in Article 6.1(a) and (b) and 6.2(a) (other than those conditions which by their terms are not to be satisfied or waived until the Closing), at the offices of the Seller, as set forth in Section 9.3. The date on which the Closing occurs is the "CLOSING DATE."

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller represents and warrants to the Purchaser as follows:

         3.1 CORPORATE EXISTENCE AND POWER; SUBSIDIARIES. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries' condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects, taken as a whole. True and complete copies of the Seller's Articles of Incorporation, as amended (the "ARTICLES"), and Bylaws, as amended (the "BYLAWS"), as currently in effect and as will be in effect on the Closing Date (collectively, the "ARTICLES AND BYLAWS"), have previously been provided to the Purchaser. For purposes of this Agreement, the term "SUBSIDIARY" or "Subsidiaries" means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests. The Seller has no Subsidiaries other than National Coal Corporation, a Tennessee corporation which is wholly-owned by the Seller.

         3.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by the Seller of this Agreement, the Articles of Amendment, the Investor Rights Agreement, and each of the other documents executed pursuant to and in connection with this Agreement (collectively, the "RELATED DOCUMENTS"), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and Warrant, and the subsequent issuance of the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrant) have been duly authorized, and no additional corporate or stockholder action is required for the approval thereof. The Conversion Shares and the Warrant Shares have been duly reserved for issuance by the Seller. This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the


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Related Documents, will be duly executed and delivered and constitute the legal, valid and binding  agreement  of the Seller,  enforceable  against the Seller in
accordance   with  their  terms,   except  as  may  be  limited  by  bankruptcy,
reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.3 CHARTER, BYLAWS AND CORPORATE RECORDS. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries to the date hereof. All material corporate decisions and actions have been validly made or taken. All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated. Such books fully and correctly reflect all the decisions of the stockholders.

         3.4 GOVERNMENTAL AUTHORIZATION. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Section 5.11; (ii) the filing of the Articles of Amendment; (iii) the filing of a Form D with respect to the Preferred Stock and the Warrant under Regulation D under the Securities Act; (iv) the filing of the Registration Statement with the Commission; (v) the application(s) to each trading market for the listing of the Conversion Shares and the Warrant Shares for trading thereon; and (vi) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Stock and Warrant and the subsequent issuance of the Conversion Shares and Warrant Shares upon conversion of the Preferred Stock or otherwise or exercise of the Warrant, as applicable) by the Seller require no action (including, without limitation, stockholder approval) by or in respect of, or filing with, any governmental or regulatory body, agency, official or authority (including, without limitation, Nasdaq).

         3.5 NON-CONTRAVENTION. The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Conversion Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Articles (as amended by the Articles of Amendment) and Bylaws of the Seller and its Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries. For purposes of this Agreement, the term "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

         3.6 SEC DOCUMENTS. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or


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incorporated  therein by reference,  and all documents filed by the Seller under the Securities Act hereinafter called the "SEC DOCUMENTS"). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report which the Seller
filed  with  the   Securities  and  Exchange   Commission   (the  "SEC"  or  the
"COMMISSION") under the Exchange Act for any period ending on or after December 31, 2003 (the "Recent REPORTS"). None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchaser herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchaser.

         3.7 FINANCIAL STATEMENTS. Each of the Seller's (i) audited consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, cash flows and changes in stockholders' deficiency (including the related notes) for the period from its inception (January 30,2003) to December 31, 2003 and (ii) the Seller's unaudited consolidated balance sheet and related consolidated statements of operations and cash flows as of and for the three months ended March 31, 2004, as contained in the Recent Reports (both of (i) and (ii), collectively, the "SELLER'S FINANCIAL STATEMENTS" or the "FINANCIAL STATEMENTS") (x) present fairly in all material respects the financial position of the Seller and its Subsidiaries on a consolidated basis as of the dates thereof and the results of operations, cash flows and stockholders' deficiency as of and for each of the periods then ended, except that the unaudited financial statements are subject to normal year-end adjustments, and
(y) were prepared in accordance with United States generally accepted accounting principals ("GAAP") applied on a consistent basis throughout the periods involved, in each case, except as otherwise indicated in the notes thereto.

         3.8 COMPLIANCE WITH LAW. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

         3.9 NO DEFAULTS. The Seller and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Articles and Bylaws or (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no


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circumstances  exist which would  entitle any party to any  material  agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or
its  Subsidiaries,   having  failed  to  meet  any  material  provision  thereof including, but not limited to, meeting any applicable milestone under any material agreement or contract; except in the case of clause (ii) as would not have a Material Adverse Effect on the Seller or any of its Subsidiaries or any material adverse effect on the transactions contemplated by this Agreement or by any of the Related Documents.

         3.10     LITIGATION.  Except as disclosed  in the Recent  Reports or on
SCHEDULE 3.10, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and there is no basis for the assertion of any of the foregoing.

         3.11 ABSENCE OF CERTAIN CHANGES. Since December 31, 2003, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:

         (a) Any event that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

         (b) Any amendments or changes in the Articles or Bylaws of the Seller and its Subsidiaries, other than on account of the filing of the Articles of Amendment;

         (c) Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

         (d)      Except as set forth on SCHEDULE 3.11(D), any

                  (i) incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

                  (ii) issuance or sale of any securities convertible into or exchangeable for securities of the Seller other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

                  (iii) issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

                  (iv)     issuance  or  sale  of  any  stock,   bond  or  other
         corporate security;


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                  (v)      discharge or satisfaction of any material Lien, other
         than current liabilities incurred since December 31, 2003 in the ordinary course of business;

                  (vi) declaration or making any payment or distribution to stockholders or purchase or redemption of any share of its capital stock or other security;

                  (vii) sale, assignment or transfer of any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

                  (viii) waiver of any right of substantial value whether or not in the ordinary course of business;

                  (ix) material change in officer compensation except in the ordinary course of business and consistent with past practices; or

                  (x) other commitment (contingent or otherwise) to do any of the foregoing.

         (e) Except as set forth on Schedule 3.11(e), any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens in connection with equipment leases) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;

         (f) Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

         (g)      Any  transfer  or  grant  of  a  right  with  respect  to  the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

         3.12 NO UNDISCLOSED LIABILITIES. Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since December 31, 2003, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at December 31, 2003.

         3.13 TAXES. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes


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(including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, were fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended December 31, 2003 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller's or any of its Subsidiaries' alleged failure to provide any such tax returns, reports or related information and disclosure. No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller's knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

         3.14 INTERESTS OF OFFICERS, DIRECTORS AND OTHER AFFILIATES. The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of the Seller or its Subsidiaries (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to Seller's business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller or its Subsidiaries has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller's business, including the Seller's Intellectual Property, other than as set forth in the Recent Reports.

         3.15     INTELLECTUAL  PROPERTY.  Other than as set forth in the Recent
Reports:

         (a) the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the "RIGHTS") and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the "INTELLECTUAL PROPERTY"), and, to the Seller's knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

         (b) no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on SCHEDULE 3.15;

         (c) there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

         (d) neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller's knowledge, no reasonable grounds for such claims exist; and

         (e) neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

         3.16 RESTRICTIONS ON BUSINESS ACTIVITIES. Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

         3.17 PREEMPTIVE RIGHTS. Except as set forth in SCHEDULE 3.17, none of the stockholders of the Seller possess any preemptive rights in respect of the Preferred Stock or the Conversion Shares or Warrant Shares to be issued to the Purchaser upon conversion of the Preferred Stock or exercise of the Warrant, as applicable.

         3.18 INSURANCE. The insurance policies providing insurance coverage to the Seller or its Subsidiaries are adequate for the business conducted by the Seller and its Subsidiaries and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

         3.19 SUBSIDIARIES AND INVESTMENTS. Except as set forth in the Recent Reports or on SCHEDULE 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term "INVESTMENTS" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

         3.20 CAPITALIZATION. (a) The authorized capital stock of the Seller consists of 80,000,000 shares of common stock, $0.0001 par value per share, of which 44,290,216 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock,

$0.0001 par value per share, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance other than 1,611 shares that have been designated Series A Cumulative Convertible Preferred Stock, of which no shares are outstanding immediately prior to the execution of this Agreement.

         (b) All shares of the Seller's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller's capital stock have been paid. All permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller's incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws.

         3.21 OPTIONS, WARRANTS, RIGHTS. Except as set forth on SCHEDULE 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. Other than the rights of the Purchaser under the Preferred Stock and the Warrant, and except as set forth on SCHEDULE 3.21, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchaser under the Investor Rights Agreement, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction, except as set forth on SCHEDULE 3.21.

         3.22 EMPLOYEES, EMPLOYMENT AGREEMENTS AND EMPLOYEE BENEFIT PLANS. Except as set forth in the Recent Reports or on SCHEDULE 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the "EMPLOYMENT AGREEMENTS"). No Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on SCHEDULE 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks' notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

         3.23 ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.

         3.24 ENVIRONMENTAL MATTERS. Except as described in the Recent Reports or on Schedule 3.24, none of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the "PREMISES") has been used by the Seller or the Subsidiaries or, to the Seller's knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a "HAZARDOUS SUBSTANCE" under applicable Environmental Laws (hereinafter defined) ("HAZARDOUS SUBSTANCES") in violation of any applicable Environmental Laws. To its knowledge, the Seller and its Subsidiaries have not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or its Subsidiaries or, to the Seller's knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller or its Subsidiaries under applicable Environmental Laws. The Seller and, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the "ENVIRONMENTAL LAWS"). Neither the Seller nor, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller's knowledge, threatened against the Seller or, to the

Seller's knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.

         3.25 LICENSES; COMPLIANCE WITH REGULATORY REQUIREMENTS. Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the "GOVERNMENTAL AUTHORIZATIONS"). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Seller has no knowledge of any facts which would cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

         3.26 BROKERS. Except as set forth on SCHEDULE 3.26, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

         3.27 SECURITIES LAWS. Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or the Preferred Stock to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date. Assuming that all of the representations and warranties of the Purchaser set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or "BLUE SKY" laws and in compliance with all applicable corporate laws.

         3.28 DISCLOSURE. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

         3.29 POISON PILL. The Seller and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Seller's Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Seller fulfilling their obligations or exercising their rights under this Agreement and the Related Documents, including without limitation the Seller's issuance of the Securities and the Purchaser's ownership of the Securities.

         3.30 INDEPENDENT NATURE OF THE PURCHASER. The Seller acknowledges that the obligations of the Purchaser under this Agreement and the Related Documents are several and not joint with the obligations of any other third party purchasers of the Seller's securities, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other third party purchasers of the Seller's securities. Each of the Purchaser and the Seller agree and acknowledge that (i) the decision of the Purchaser to purchaser the Preferred Stock and the Warrant pursuant to this Agreement has been made (and the decision of the Purchaser to purchase the Warrant Shares pursuant to the terms of the Warrant will be made) by the Purchaser independently of any third party purchasers of the Seller's securities and (ii) no other third party purchasers of the Seller's securities have acted as agent for the Purchaser in connection with the Purchaser making its investment hereunder and that no such other third party purchasers will be acting as agent of the Purchaser in connection with monitoring its investment hereunder. Nothing contained herein or in any other Related Document or any agreement of any such third party purchaser, and no action taken by the Purchaser pursuant hereto or any third party purchaser pursuant thereto, shall be deemed to constitute the Purchaser or any such third party purchasers as a partnership, association, joint venture or any other kind of entity, or create a presumption that the Purchaser or any such third party purchasers are in any way acting in concert or as a group with respect to any matters. The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of any of the other Related Documents, and its shall not be necessary for any such third party purchasers to be joined as an additional party in any proceeding for such purpose. To the extent that any such third party purchasers purchase the same or similar securities as the Purchaser hereunder or on the same or similar terms and conditions or pursuant to the same or similar documents, all such matters are solely in the control of the Seller, not the action or decision of the Purchaser and are not done with the knowledge of the Purchaser hereunder, and would be solely for the convenience of the Seller and not because it was required or requested by the Purchaser or any such other third party purchaser.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Seller as follows:

         4.1 EXISTENCE AND POWER. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Purchaser has all powers required to bind it to the representations, warranties and covenants set forth herein.

         4.2 AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against it in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 INVESTMENT. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act. The Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act.

         4.4 RELIANCE ON EXEMPTIONS. The Purchaser understands that the Preferred Stock and the Warrant are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and its compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the securities.

         4.5 EXPERIENCE OF THE PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

         4.6 GENERAL SOLICITATION. The Purchaser is not purchasing the securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

         4.7 INDEPENDENT INVESTMENT. The Purchaser has acted alone in acquiring the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and the Purchaser is acting independently with respect to its investment of the Securities.

                ARTICLE V - COVENANTS OF THE SELLER AND PURCHASER

         5.1 INSURANCE. The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchaser, promptly furnish or cause to be furnished to the Purchaser evidence, in form and substance reasonably satisfactory to the Purchaser, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property and under workmen's compensation laws.

         5.2 REPORTING OBLIGATIONS. So long as any of the Preferred Stock is outstanding, and so long as the Warrant has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchaser, or any other persons who hold any of the Preferred Stock or the Warrant (provided that such subsequent holders give notice to the Seller that they hold Preferred Stock or the Warrant and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of Conversion Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver periodic reports (pursuant to the Exchange Act) under this
Section 5.2 to the extent such reports are publicly available.

         The Purchaser is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchaser hereunder, to any regulatory body or agency having jurisdiction over the Purchaser or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchaser's interest in the Seller or this Agreement.

         5.3 INVESTIGATION. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchaser to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related
Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchaser or other holders of the Preferred Stock issued pursuant to this Agreement or the Related Documents of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

         5.4 FURTHER ASSURANCES. (a) The Seller shall, at its cost and expense, upon written request of the Purchaser, duly execute and deliver, or cause to be duly executed and delivered, to the Purchaser such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, in the absolute discretion of the Purchaser, to carry out more effectually the provisions and purposes of this Agreement. The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

         (b) The Purchaser hereby covenants to deliver the Promissory Note to Seller as soon as practicable following the Closing Date.

         5.5 USE OF PROCEEDS. The Seller covenants and agrees that the proceeds of the Purchase Price shall be used by the Seller for working capital and general corporate purposes.

         5.6 CORPORATE EXISTENCE. So long as the Purchaser owns Preferred Stock, the Warrant, Conversion Shares or Warrant Shares, the Seller shall preserve and maintain and cause its Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the financial condition, business or operations of the Seller and its Subsidiaries taken as a whole.

         5.7 LICENSES. So long as the Purchaser owns Preferred Stock, the Warrant, Conversion Shares or Warrant Shares, the Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof.

         5.8 TAXES AND CLAIMS. The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

         5.9 PERFORM COVENANTS. The Seller shall (a) make full and timely payment of any and all payments on the Preferred Stock, and all other obligations of the Seller to the Purchaser in connection therewith, whether now existing or hereafter arising, and (b) duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchaser in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

         5.10     ADDITIONAL COVENANTS.

         (a) Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

         (b) The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Preferred Stock and the Warrant under this Agreement.

         (c) The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the state securities law requirements of the jurisdiction where the Purchaser resides with respect to the sale of the Preferred Stock and the Warrant under this Agreement.

         (d) State Securities Law Compliance --Resale. Beginning no later than 60 days following the date of this Agreement and continuing until either
(i) the Purchaser has sold all of its Registrable Securities under a registration statement pursuant to the Investor Rights Agreement or (ii) the Common Stock becomes a "covered security" under Section 18(b)(1)(A) of the Securities Act, the Seller shall maintain within either Moody's Industrial
Manual or Standard and Poor's Standard Corporation Descriptions (or any successors to these manuals which are similarly qualified as "recognized securities manuals" under state Blue Sky laws) an updated listing containing (i) the names of the officers and directors of the Seller, (ii) a balance sheet of the Seller as of a date that is at no time older than eighteen months and (iii) a profit and loss statement of the Seller for either the preceding fiscal year or the most recent year of operations.

         5.11 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Seller shall (i) on or promptly after the Closing Date, issue a press release disclosing the transactions contemplated hereby, and (ii) after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby. Except as provided in the preceding sentence, the Purchaser shall not make any press release or other publicity about the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other unless otherwise required by law or the rules of the Commission or Nasdaq.

         5.12 CORPORATE GOVERNANCE. No later than the 90th day following the Closing Date, the Seller shall be in full compliance with the corporate governance requirements applicable to companies listed on either the Nasdaq Small Cap Market, the Nasdaq National Market or the American Stock Exchange (each, a "QUALIFIED Exchange"), including, without limitation, the requirements that the Board of Directors have at least three independent members (the "INDEPENDENT DIRECTORS"), a compliant audit committee and a compliant compensation committee.

         5.13 LISTING OF COMMON STOCK. The Seller shall use its best efforts to list its Common Stock on a Qualified Exchange within one year of the Closing Date.

         5.14 REPAYMENT OF BRIDGE DEBT. Immediately following the Closing, the Seller shall pay $2,775,000 principal amount and accrued interest on its outstanding senior secured promissory notes due in April 2005 and May 2005 and shall as soon as practicable thereafter deliver to the Purchaser written confirmation from the lenders that such principal and interest has been repaid.

         5.15 OPTION EXERCISE. In connection with (a) the exercise by the Purchaser of the Options (as defined below) and (b) the transfer pursuant to the Options of Common Stock to the Purchaser and issuance of certificates representing such shares to the Purchaser, and to the extent required by the Seller's transfer agent for the Common Stock (the "TRANSFER AGENT"), the Seller shall use its best efforts, at the Seller's cost and expense, to cause a written opinion of counsel to be delivered to the Transfer Agent, which opinion of counsel shall be reasonably acceptable to the Transfer Agent to the effect that such transfer may be made without registration under the Securities Act and covering such other matters as the Transfer Agent may require. In addition, the Seller shall, at the Seller's cost and expense, upon written request of the Purchaser, duly execute and deliver, or cause to be duly executed and delivered, to the Purchaser or the Transfer Agent such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, in the sole discretion of the Purchaser, to effect the transfer of the shares of Common Stock to the Purchaser upon exercise of the Options and to ensure that such transfer complies with all applicable state and federal securities laws.

                       ARTICLE VI - CONDITIONS TO CLOSING

         6.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASER TO EFFECT THE CLOSING. The obligations of the Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by the Purchaser:

         (a)      The Seller shall deliver the following:

                  1. (i) One or more certificates evidencing 24 shares of the Preferred Stock, duly authorized, issued, fully paid and non-assessable, to be purchased at the Closing by the Purchaser, registered in the name of the Purchaser; and

                           (ii) One or more certificates evidencing the Warrant,
                  registered in the name of the Purchaser, pursuant to which the Purchaser shall be initially entitled to purchase 48,000 shares of Common Stock.

                  2. The Investor Rights Agreement, in the form attached hereto as EXHIBIT C (the "INVESTOR RIGHTS AGREEMENT"), duly executed by the Seller.

                  3. A legal opinion of Stubbs Alderton & Markiles, LLP ("SELLER'S COUNSEL"), counsel to the Seller, in the form attached hereto as EXHIBIT D.

                  4. A certificate of the Secretary of the Seller (the "SECRETARY'S CERTIFICATE"), in form and substance satisfactory to the Purchaser, certifying as follows:

                           (i) that the Articles of Amendment authorizing the Preferred Stock has been duly filed in the office of the Secretary of State of the State of Florida, and that attached to the Secretary's Certificate is true and complete copy of the Articles of Incorporation of the Seller, as amended, and the Articles of Amendment;

                           (ii) that a true copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary's Certificate;

                           (iii) that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Preferred Stock and the Warrant;

                           (iv)     the  names  and  true   signatures   of  the
                  officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

                           (v) such other matters as required by this Agreement; and

                           (vi) such other matters as the Purchaser may reasonably request.

                  5. Proof of due filing with the Secretary of State of the State of Florida of the Articles of Amendment authorizing the Preferred Stock.

                  6.       Such  other   documents   as  the   Purchaser   shall
         reasonably request.

         (b) Jon Nix and Robert Chmiel shall have each entered into a nine month Management Lock-Up Agreement in the form attached hereto as EXHIBIT E, and copies thereof shall have been delivered to the Purchaser at the Closing.

         (c) Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Conversion Shares and the Warrant Shares for trding or quotation thereon in the time and manner required thereby.

         (d) The Purchaser shall have been assigned, pursuant to an assignment dated as of the Closing Date (the "ASSIGNMENT"), the right to purchase, at a purchase price of $0.65 per share (the "OPTIONS"), 114,092 shares of restricted Common Stock pursuant to that certain Stock Option Agreement, dated as of June 30, 2004, by and between Farrald Belote and Arlene Belote, as optionors, and Jon Nix, as optionee, as amended, (the "STOCK OPTION AGREEMENT").

         (e) Simultaneously with or prior to the Closing, the Seller shall have sold (the "CONTEMPORANEOUS OFFERING") securities to third party purchasers, who are not acting in concert with the Purchaser, for an aggregate of a minimum of fifteen million six hundred seventy thousand dollars ($15,670,000) or a maximum of nineteen million four hundred and thirty four thousand five hundred and fifty dollars ($19,434,550). The securities sold to any such third party purchasers shall be on, and have such terms and conditions as the Seller shall determine in its sole discretion.

         (f) Seller shall have delivered to Purchaser by wire transfer of immediately available funds to an account specified in writing by Purchaser an amount equal to $17,260.27, which represents the accrued interest due to Purchaser on the Promissory Note as of the date hereof.

         6.2 CONDITIONS TO OBLIGATIONS OF THE SELLER TO EFFECT THE CLOSING. The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:

         (a) The Purchaser shall deliver (i) payment of $10,000 in cash by wire transfer and $350,000 by the cancellation of the Promissory Note, pursuant to Section 2.1 hereof (as evidenced by the execution of this Agreement by the Purchaser); (ii) an executed copy of this Agreement; (iii) an executed copy of the Investor Rights Agreement; and (iv) such other documents as the Seller shall reasonably request. The Purchaser shall deliver the original Promissory Note to be cancelled to the Seller following the Closing pursuant to Section 5.4(b).

         (b) Simultaneously with or prior to the Closing, the Seller shall have consummated the Contemporaneous Offering. The securities sold to any such third party purchasers pursuant to the Contemporaneous Offering shall be on, and have such terms and conditions as the Seller shall determine in its sole discretion.

             ARTICLE VII - INDEMNIFICATION, TERMINATION AND DAMAGES

         7.1 SURVIVAL OF REPRESENTATIONS. Except as otherwise provided herein, the representations and warranties of the Seller and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall continue in full force and effect for a period of three (3) years from the Closing Date; provided, however, that the Seller's warranties and representations under Sections 3.13 (Taxes), 3.19 (Subsidiaries and Investments), 3.20 (Capitalization), and 3.21 (Options, Warrants, Rights), shall survive the Closing Date and continue in full force and effect until the expiration of all applicable statutes of limitation; and further provided that the Seller's warranties and representations under
Section 3.24 (Environmental Matters) shall survive the Closing Date and continue in full force and effect for a period of six (6) years from the Closing Date. The Seller's and the Purchaser's warranties and representations shall in no way be affected or diminished in any way by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchaser.

         7.2      INDEMNIFICATION.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, its Affiliates, each of their officers, directors, partners, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents; or (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

         (b) The Purchaser agrees to indemnify and hold harmless the Seller, its Affiliates, each of their officers, directors, partners, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Purchaser of any covenant or agreement made by the Purchaser in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Purchaser in this Agreement or in any of the Related Documents; and (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; provided, however, that the Purchaser's liability under this Section 7.2(b) shall not exceed the Purchase Price.

         7.3 INDEMNITY PROCEDURE. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "INDEMNIFYING PARTY" and the other party or parties claiming indemnity is referred to as the "INDEMNIFIED PARTY." An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

         The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

         With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                          ARTICLE VIII - MISCELLANEOUS

         8.1 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

         8.2 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisor, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, deliver and performance of this Agreement.

         8.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

         If to the Purchaser, addressed to:

                           CD Investment Partners, Ltd.
                           c/o CD Capital Management LLC
                           Two North Riverside Plaza, Suite 600
                           Chicago, Illinois 60606
                           Attention:  John Ziegelman
                           Facsimile No.:  (312) 559-1288

         If to the Seller, addressed to:

                           National Coal Corp.
                           319 Ebenezer Road
                           Knoxville, Tennessee 37923
                           Attention:  Chief Executive Officer
                           Facsimile No.:  (865) 769-3759

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Seller shall be sent to Stubbs Alderton & Markiles, LLP, 15821 Ventura Boulevard, Suite 525, Encino, California 91436, Facsimile No. (818) 444-4520. Copies of notices to any Purchaser shall be sent to Greenberg Traurig, LLP, 77 W. Wacker Dr., Suite 2500, Chicago, Illinois 60601, Attention: Peter H. Lieberman, Esq. and Todd A. Mazur, Esq., Facsimile No. (312) 456-8435.

         Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         8.4 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

         8.5 JURISDICTION AND VENUE. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.5 shall affect or limit any right to serve process in any other manner permitted by law.

         8.6 SUCCESSORS AND ASSIGNS. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that the Purchaser shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities or rights issued or issuable pursuant to this Agreement. Any assignee must be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act.

         8.7 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

         8.8 ENTIRE AGREEMENT. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

         8.9 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         8.10 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and the Purchaser, and such waiver or amendment, as the case may be, shall be binding upon the Purchaser. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and the Purchaser.

         8.11 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

         8.12 CONSTRUCTION OF AGREEMENT; KNOWLEDGE. For purposes of this Agreement, the term "KNOWLEDGE," when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

         8.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of both parties. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         8.14 NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         8.15 WAIVER OF TRIAL BY JURY. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         8.16 INDEPENDENT NATURE OF PURCHASER'S OBLIGATIONS AND RIGHTS. The obligations of the Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any third party purchaser of the Seller's securities, and the Purchaser shall not be responsible in any way for the performance of the obligations of any third party purchaser. Each of the Purchaser and the Seller agrees and acknowledges that (1) the decision of the Purchaser to purchase the Preferred Stock and the Warrant pursuant to this Agreement has been made (and the decision of the Purchaser to purchase the Warrant Shares pursuant to the terms of the Warrant will be made) by the Purchaser independently of any other third party purchasers of the Seller's securities and (ii) no other third party purchasers of the Seller's securities have acted as agent for the Purchaser in connection with the Purchaser making its investment hereunder and that no such other third party purchasers will be acting as agent of the Purchaser in connection with monitoring its investment hereunder. Nothing contained herein or in any Related Documents or any other agreements with any third party purchaser, and no action taken by the Purchaser pursuant hereto or any third party purchaser pursuant thereto, shall be deemed to constitute the Purchaser or any third party purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and any third party purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any third party purchaser to be joined as an additional party in any proceeding for such purpose. To the extent that any such third party purchasers purchase the same or similar securities as the Purchaser hereunder or on the same or similar terms and conditions or pursuant to the same or similar documents, all such matters are solely in the control of the Seller, not the action or decision of the Purchaser and are not done with the knowledge of the Purchaser hereunder, and would be solely for the convenience of the Seller and not because it was required or requested to do so by the Purchaser or any such other third party purchaser. The Purchaser represents that it has been represented by legal counsel in its review and negotiation of this Agreement and the Related Documents.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

NATIONAL COAL CORP.


By:      /S/ JON E. NIX
   -----------------------------
Name:    Jon E. Nix
Title:   Chief Executive Officer


PURCHASER:

CD INVESTMENT PARTNERS, LTD.


By:  CD Capital Management LLC
Its:    Investment Manager


By:      /S/ JOHN ZIEGELMAN
--------------------------------
Name:    John Ziegelman
Title:   President

                                    EXHIBIT G

                                SUBSCRIPTION FORM

          [To be executed only upon exercise Additional Purchase Right]


         1. The undersigned hereby elects to purchase shares of the Series A Cumulative Convertible Preferred Stock of National Coal Corp. (the "Company") along with the appropriate number of Warrants, in each case, pursuant to the terms of the Preferred Stock and Warrant Purchase Agreement, dated as of August ___, 2004 among the Company and CD Investment Partners, Ltd. (the "Purchase Agreement"), and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below. The undersigned hereby makes for the benefit of the Company, as of the date hereof and with respect to the shares of Series A Cumulative Convertible Stock being acquired hereunder, the representations and warranties set forth in
Section 4.3 through 4.6 of the Purchase Agreement.


                                        ---------------------------------
                                                     (Name)

                                        ---------------------------------

                                        ---------------------------------

                                        ---------------------------------
                                                    (Address)

-------------------------------------
(Name of Purchaser)

-------------------------------------
(Signature of Purchaser)

-------------------------------------
(Street Address)

-------------------------------------
(State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name Purchaser in the Purchase Agreement in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT H

                                 ASSIGNMENT FORM

                          FOR ADDITIONAL PURCHASE RIGHT

FOR VALUE RECEIVED the undersigned Purchaser pursuant to the Preferred Stock and Warrant Purchase Agreement, dated as of August ___, 2004 among the Company and CD Investments Partners, Ltd. (the "Purchase Agreement") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under Article VIII of the Purchase Agreement, with respect to the number of shares of Preferred Stock and Warrant Shares set forth below:


---------------------------------------

---------------------------------------

---------------------------------------
(Name and Address of Assignee)

---------------------------------------
(Number of Shares of Preferred Stock)

---------------------------------------
(Number of Warrant Shares)


Dated:---------------------------------

---------------------------------------
(Print Name and Title)

---------------------------------------
(Signature)

---------------------------------------
(Witness)


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.